American Century ETF Trust Summary Prospectus and Prospectus Supplement Avantis® Core Municipal Fixed Income ETF
Supplement dated December 4, 2020 ■ Summary Prospectus and Prospectus dated September 10, 2020

The following replaces the third paragraph under Principal Investment Strategies.
The fund will invest primarily in investment grade securities as rated by an independent rating agency or determined by the advisor to be of comparable credit quality if a rating is unavailable.

The following replaces the third paragraph under What are the fund’s principal investment strategies? in the statutory prospectus.
The fund will invest primarily in investment grade securities as rated by an independent rating agency or determined by the advisor to be of comparable credit quality if a rating is unavailable.

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